SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Activision, Inc.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     -----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
     -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
     -----------------------------------------------------------------------

     (5)  Total fee paid:
     -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     -----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:
     -----------------------------------------------------------------------

     (3)  Filing Party:
     -----------------------------------------------------------------------

     (4)  Date Filed:
     -----------------------------------------------------------------------

                                                                   Activision(R)
                                                       3100 Ocean Park Boulevard
                                                  Santa Monica, California 90405

                                                              November [ ], 2003

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Activision, Inc. The meeting will be held on [ ], December [ ], 2003, beginning at 9:00 a.m., local time, at the office of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, California 90401.

Information about the meeting and the matters on which the Stockholders will act is included in the Notice of Special Meeting of Stockholders and Proxy Statement that follow. Also included is a Proxy Card and postage paid return envelope.

It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend, it is important that you complete and return your Proxy Card in the enclosed envelope as promptly as possible.


                                Sincerely,




                                /s/ Robert A. Kotick
                                --------------------------
                                Robert A. Kotick
                                Chairman and Chief Executive Officer


                                /s/ Brian G. Kelly
                                --------------------------
                                Brian G. Kelly
                                Co-Chairman

                                /s/ Ronald Doornink
                                --------------------------
                                Ronald Doornink
                                President, Activision, Inc. and
                                Chief Executive Officer,
                                Activision Publishing, Inc.

                                                                   Activision(R)
                                                       3100 Ocean Park Boulevard
                                                  Santa Monica, California 90405


NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held December [ ], 2003

To the Stockholders of Activision, Inc:

A Special Meeting of Stockholders of Activision, Inc. (the "Company") will be held at the offices of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, California 90401, on [ ], December [ ], 2003, at 9:00 a.m., local time, for the following purpose:

     o To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 125,000,000 to 225,000,000.

The foregoing item of business is described more fully in the Proxy Statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on December 1, 2003 as the record date for determining the Stockholders entitled to receive notice of, and to vote at, the Special Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ARE PRESENT AT THE SPECIAL MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                                        By Order of the Board of Directors

                                        /s/ George L. Rose
                                        -----------------------
                                        George L. Rose
                                        Secretary

November [  ], 2003

                                                        Santa Monica, California

                                                                   Activision(R)
                                                       3100 Ocean Park Boulevard
                                                  Santa Monica, California 90405

                                PROXY STATEMENT
     for a Special Meeting of Stockholders to be held on December [  ], 2003

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of Activision, Inc., a Delaware corporation (the "Company"), of proxies from the holders (the "Stockholders") of the Company's issued and outstanding shares of common stock, $.000001 par value per share (the "Common Stock"), to be used at a Special Meeting of Stockholders to be held on [ ], December [ ], 2003, at the offices of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, California 90401, at 9:00 a.m., local time, and at any adjournment or postponement of such meeting (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and enclosed proxy card are first being mailed to the Stockholders of the Company on or about November [ ], 2003.

RECORD DATE AND QUORUM

Stockholders of record at the close of business on December 1, 2003 are entitled to notice of, and to vote at, the Special Meeting. On the record date there are expected to be approximately 88,879,345 shares of Common Stock of the Company outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote on the matter presented for action at the Special Meeting. Shares of Common Stock were the only voting securities of the Company outstanding on the record date. A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Special Meeting in order for a quorum to be present. Abstentions and broker non-votes are included for purposes of determining whether a quorum is present at the Special Meeting.

REQUIRED VOTES

The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required for approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of authorized Common Stock (the "Proposal"). Abstentions and broker non-votes will have the effect of a vote "AGAINST". A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

In the event that sufficient votes in favor of the proposal are not received by the date of the Special Meeting, the Chairman of the Special Meeting may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares in person or by proxy at the Special Meeting.

PROXIES

Whether or not you are able to attend the Special Meeting, you are urged to complete, sign and return your proxy card. The Common Stock represented by all properly executed proxy cards received by the Company prior to the Special Meeting, and not revoked, will be voted at the Special Meeting as directed in the signed proxy. If no directions are specified, such proxies shall be voted FOR the Proposal. Any Stockholder may revoke or change its proxy at any time before the proxy is voted at the Special Meeting by (i) sending another properly executed proxy bearing a later date or a written notice of revocation of the proxy to the Secretary of the Company at the Company's principal executive offices or (ii) voting in person at the Special Meeting.

COSTS OF PROXY SOLICITATION

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials sent by the Company to Stockholders. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares of Common Stock for their expenses in forwarding the proxy materials to such beneficial owners. Proxies may be solicited by Directors, officers and regular employees of the Company, without additional compensation, personally or by telephone.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except where noted, the following table sets forth information, as of November 4, 2003, with respect to the beneficial ownership of the Company's Common Stock by: (i) each Stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each person who is a director; (iii) each executive officer required to be named in this Proxy Statement pursuant to the Proxy rules; and (iv) all executive officers and directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by him or her.

                                          Shares Beneficially Owned
                                ------------------------------------------------
                                                                   Percent
                                                                     of
                                  Number         Right to        Outstanding
Beneficial Owner                  Owned         Acquire (1)       Shares (2)
--------------------------------------------------------------------------------

Perkins, Wolf, McDonnell         4,937,975               -            5.57%
 & Company (3)
    310 South Michigan Avenue
    Chicago, IL 60604
--------------------------------------------------------------------------------

Robert A. Kotick (4)             1,948,622       4,016,935            6.44%
    c/o Activision, Inc.
    3100 Ocean Park Boulevard
    Santa Monica, CA 90405
--------------------------------------------------------------------------------

Brian G. Kelly (5)                 610,870       3,800,307            4.77%

--------------------------------------------------------------------------------

Ronald Doornink                     60,000       1,083,437            1.27%
--------------------------------------------------------------------------------

William J. Chardavoyne              23,911         198,750                *
--------------------------------------------------------------------------------

Michael J. Rowe                      4,500         108,750                *
--------------------------------------------------------------------------------

Lawrence Goldberg                    3,772         247,685                *
--------------------------------------------------------------------------------

Kathy Vrabeck                        5,911         155,625                *
--------------------------------------------------------------------------------

Steven T. Mayer, Director              322          67,876                *
--------------------------------------------------------------------------------

Barbara S. Isgur, Director           1,500         133,876                *
--------------------------------------------------------------------------------

Robert J. Morgado, Director         18,750         200,628                *
--------------------------------------------------------------------------------

Kenneth L. Henderson, Director       1,125          78,751                *
--------------------------------------------------------------------------------

All Directors and
 Executive Officers as
 a Group (13 persons)            2,906,025      10,298,120           13.34%
--------------------------------------------------------------------------------

*Percent of class less than 1%.



(1) Shares that can be acquired within 60 days through the exercise of options or warrants.

(2) The outstanding shares was computed based on 88,676,227 shares of the Company's Common Stock outstanding as of November 4, 2003 and, in each individual's case, the number of shares of the Company's Common Stock issuable upon the exercise of the warrants or options exercisable within 60 days held by such individual, but does not include the number of shares of Common Stock issuable upon the exercise of any other outstanding Director or employee warrants or options or, in the case of all Directors and Executive Officers as a Group, the number of shares of the Company's Common Stock issuable upon the exercise of warrants or options exercisable within 60 days held by all such individuals.

(3) The Schedule 13F filed by Perkins, Wolf, McDonnell & Company with the Securities and Exchange Commisssion for the period ended September 30, 2003 indicates that it was the beneficial owner of 4,937,975 shares of Common Stock.

(4) Includes 42,166 shares owned directly by Delmonte Investments, L.L.C., of which Mr. Kotick is a controlling person. Does not include options to purchase 91,551 shares of Common Stock transferred by Mr. Kotick to an irrevocable trust for the benefit of his minor children with respect to which Mr. Kotick disclaims beneficial ownership. Includes options to purchase 2,205,862 shares of Common Stock held by 1011 Partners, LLC of which Mr. Kotick and his spouse are the sole members.

(5) Includes 42,166 shares owned directly by Delmonte Investments, L.L.C., of which Mr. Kelly is a controlling person.

PROPOSAL

Approval of Amendment to Amended and Restated Certificate of Incorporation, as Amended, to Increase Authorized Shares

The Stockholders are being asked to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate"), to increase the number of authorized shares of Common Stock from 125,000,000 to 225,000,000. The Board in November 2003 adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the Stockholders at a Special Meeting. The Board determined that the amendment is in the best interests of the Company and its Stockholders and unanimously recommends approval by the Stockholders. If the proposed amendment is approved by the Stockholders, the Board currently intends to file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate reflecting such amendment as soon as practicable following Stockholder approval.

At the Company's 2003 Annual Meeting of Stockholders, a proposal was made to increase the authorized shares of Common Stock. The proposal also provided for an increase in the number of authorized shares of Series A Junior Preferred Stock. That proposal was not approved. The Proposal submitted at this Special Meeting provides only for an amendment to the Certificate to increase the authorized shares of Common Stock. It does not include any change to the Preferred Stock or the Series A Junior Preferred Stock.

The Certificate currently authorizes the issuance of up to 130,000,000 shares of stock, of which 125,000,000 shares are designated as Common Stock and 5,000,000 shares are designated as Preferred Stock. Of the 5,000,000 shares of Preferred Stock authorized, 1,250,000 shares have been designated as Series A Junior Preferred Stock. No shares of Preferred Stock or Series A Junior Preferred Stock are issued and outstanding. The proposed amendment will not, if adopted, result in an increase in the number of authorized shares of Series A Junior Preferred Stock or an increase in the total number of authorized shares of Preferred Stock. Of the 125,000,000 shares of Common Stock currently authorized, as of the close of business on November 4, 2003, there were 88,676,227 shares issued and outstanding. In addition, as of November 4, 2003, the Company has reserved up to approximately 112,500 shares of Common Stock for issuance upon the exercise of outstanding warrants, 579,800 shares of Common Stock for issuance pursuant to the Company's employee stock purchase plans and 20,987,600 shares of Common Stock for issuance pursuant to the Company's current incentive compensation plans and programs.

The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations. The Company recently completed the payment of a stock dividend in the form of a three-for-two stock split, which significantly increased the number of shares of Common Stock outstanding and the number reserved for issuance, thus necessitating the need to increase the number of authorized shares of the Company. The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise. The Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized by the amendment.

If the Stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of Common Stock without further vote of the Stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of Common Stock of the Company may then be listed. Under the Company's Certificate, the Company's Stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current Stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to cause the Company to issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing Stockholders.

The increase in the number of authorized shares of Common Stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

If approved, the amendment would amend and restate Article Fourth of the Certificate as follows:

     "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is two hundred and thirty million (230,000,000) shares, of which five million (5,000,000) shares are designated Preferred Stock, par value $.000001 per share and aggregate par value of five dollars ($5.00) ("Preferred Stock"), and of which two hundred twenty-five million (225,000,000) shares are designated Common Stock, par value $.000001 per share and aggregate par value of two hundred twenty-five dollars ($225.00) ("Common Stock"). Of the 5,000,000 shares of Preferred Stock, one million one hundred and twenty-five thousand (1,125,000) shares are designated Series A Junior Preferred Stock, par value $.000001 per share and aggregate par value of one dollar and one hundred twenty-five thousandth cents ($1.125)."

The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment.

         The Board recommends that you vote FOR the proposed Amendment to the Amended and Restated Certificate of Incorporation, as amended.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the 2004 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, Stockholder proposals must be received by the Company no later than March 29, 2004 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company's By-laws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an Annual Meeting of Stockholders by any Stockholder. In general, any Stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such Stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such Stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company's Secretary at least 60 (but not more than 90) days before the Annual Meeting of Stockholders to be held in 2004; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the 2004 Annual Meeting is given or made to Stockholders, notice by the Stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2004 Annual Meeting was mailed or such public disclosure was made, whichever occurs first. We currently plan to hold our 2004 Annual Meeting of Stockholders in September 2004.

OTHER MATTERS

The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Special Meeting.

On July 11, 2003, we were informed by the staff of the Securities and Exchange Commission (the "SEC") that the SEC has commenced a non-public formal investigation captioned "In the Matter of Certain Video Game Manufacturers and Distributors". The investigation appears to be focused on certain accounting practices common to the interactive entertainment industry, with specific emphasis on revenue recognition. In connection with this inquiry, in July 2003, the SEC submitted to us a request for information. We responded to this on September 2, 2003. The SEC staff also informed us that other companies in the video game industry received similar requests for information. We have cooperated and intend to continue to cooperate fully with the SEC in the conduct of this inquiry.

       STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXY CARDS WITHOUT DELAY.
                 A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                                        By Order of the Board of Directors,

                                        /s/ George L. Rose
                                        ---------------------
                                        George L. Rose
                                        Secretary

                                ACTIVISION, INC.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

The undersigned Stockholder of Activision, Inc., a Delaware corporation (the "Company"), hereby appoints Robert A. Kotick, Brian G. Kelly, Ronald Doornink and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all the shares of Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on [ ], December [ ], 2003 at the offices of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, California 90401, and at any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth below and as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1. The approval of the proposed amendment to the Amended and Restated Certificate of Incorporation.

                o FOR           o AGAINST       o ABSTAIN

o    MARK HERE IF YOU PLAN TO ATTEND THE MEETING

Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

Dated                                                           ,2003

                                    Signature
                           Signature, if held jointly

        Votes must be indicated by filling in (x) in black or blue ink.

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope